SCHEDULE B

TO THE ADMINISTRATION AGREEMENT

(Amended as of August 11, 2022)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.075% of the first $10 billion of average daily net assets for each Fund in Category 1 in the JPMorgan Funds Complex,1 plus 0.050% of average daily net assets for each Fund in Category 1 between $10 billion and $20 billion, plus 0.025% of average daily net assets for each Fund in Category 1 between $20 billion and $25 billion, plus 0.010% of the average daily net assets for each Fund in Category 1 in excess of $25 billion.

Current Name	Prior Name
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Focus SMA Fund	N/A
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Corporate Bond Fund	N/A
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund	N/A
JPMorgan Equity Focus Fund	N/A
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Equity Premium Income Fund	N/A
JPMorgan Europe Dynamic Fund	JPMorgan Intrepid European Fund, JPMorgan Fleming Intrepid European Fund
JPMorgan Floating Rate Income Fund	N/A
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Hedged Equity Fund	N/A
JPMorgan Hedged Equity 2 Fund	N/A
JPMorgan Hedged Equity 3 Fund	N/A
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan High Yield Municipal Fund	JPMorgan Tax Aware High Income Fund (name effective until November 1, 2018)
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Income Fund	N/A
JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name
JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio	N/A
JPMorgan Insurance Trust Income Builder Portfolio	N/A
JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)
JPMorgan Intermediate Tax Free Bond Fund[2]	JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Hedged Equity Fund	N/A
JPMorgan International Focus Fund	JPMorgan International Unconstrained Equity Fund (name effective until 4/20/20)
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan Macro Opportunities Fund[3]	N/A
JPMorgan Managed Income Fund	N/A
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal SMA Fund	N/A
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Opportunistic Equity Long/Short Fund	N/A
JPMorgan Preferred and Income Securities Fund	N/A
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Duration Core Plus Fund	JPMorgan Short Duration High Yield Fund (name effective until 9/29/17)
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Small Cap Blend Fund	JPMorgan Dynamic Small Cap Growth Fund and JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Trust Small Cap Equity Fund and JPMorgan Small Cap Core Fund (name effective until 7/1/21)
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan SmartRetirement Blend Income Fund	N/A
JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartSpending 2015 Fund (name effective until 3/18/22), JPMorgan SmartSpending 2050 Fund (name effective until 5/1/20)
JPMorgan SmartRetirement Blend 2020 Fund	N/A
JPMorgan SmartRetirement Blend 2025 Fund	N/A
JPMorgan SmartRetirement Blend 2030 Fund	N/A

[2]	To be renamed JPMorgan National Municipal Income Fund on or about August 15, 2022.
[3]	To be liquidated on or about October 13, 2022.

Current Name	Prior Name
JPMorgan SmartRetirement Blend 2035 Fund	N/A
JPMorgan SmartRetirement Blend 2040 Fund	N/A
JPMorgan SmartRetirement Blend 2045 Fund	N/A
JPMorgan SmartRetirement Blend 2050 Fund	N/A
JPMorgan SmartRetirement Blend 2055 Fund	N/A
JPMorgan SmartRetirement Blend 2060 Fund	N/A
JPMorgan SmartRetirement Blend 2065 Fund	N/A
JPMorgan SMID Cap Equity Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Sustainable Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund	N/A
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan U.S. Applied Data Science Value Fund	JPMorgan Intrepid Value Fund (name effective until 7/1/21)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan Disciplined Equity Fund (name effective until 11/1/17)
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan U.S. Sustainable Leaders Fund	JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 2/28/13)
JPMorgan U.S. Value Fund	JPMorgan Growth & Income Fund
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/15)
JPMorgan Value Advantage Fund	N/A
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

N/A

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.070 of the first $150 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex, plus 0.050% of average daily net assets of all Category 3 funds between $150 billion and $300 billion, plus 0.030% of average daily net assets of all Category 3 funds between $300 billion and $400 billion, plus 0.010% of the average daily net assets of all Category 3 funds in excess of $400 billion.

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

Current Name	Prior Name
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan Institutional Tax Free Money Market Fund	N/A
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Securities Lending Money Market Fund	N/A
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement 2060 Fund	N/A
JPMorgan SmartRetirement 2065 Fund	N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

J.P. Morgan Investment Management Inc.

By:
Name:
Title: